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                         SUPPLEMENT TO THE PROSPECTUSES
                                AND STATEMENTS OF
                            ADDITIONAL INFORMATION OF

                   KEYSTONE GLOBAL OPPORTUNITIES FUND ("KGOF")

               KEYSTONE SMALL COMPANY GROWTH FUND II ("KSCGF II")

  The prospectus and statement of additional information of each of the above-named funds (each a "Fund") are hereby supplemented as follows:

  Since January 1, 1996, in the case of KGOF, and February 20, 1996 (commencement of operations), in the case of KSCGF II, through June 30, 1996 ("Offering Period"), Keystone Investment Distributors Company will reallow to brokers or others a commission based on the price paid for each Class A Fund share sold, at the following rates: full reallowance plus an additional .50% for each Class A Fund share sold with respect to purchases in an amount not exceeding $499,999, and full reallowance for each Class A Fund share sold with respect to purchases in an amount in excess of $499,999.

  In addition, during the Offering Period, Keystone Investment Distributors Company will reallow to brokers or others a commission equal to 4.75% of the price paid for each Class B Fund share sold as well as payment in advance of a shareholder service fee at a rate of 0.25% per annum of the net asset value of shares maintained by such recipients and outstanding on the books of the Fund for specified periods, as described in the Fund's prospectus.

  Such payments will be made to those dealers and others selling such shares who pay to their registered representatives making such sales a portion of the additional amount payable under this special dealer offer, determined in accordance with their regular payment arrangements with such persons for sales not made under a special dealer offer.
                                                                   EQUITY 2-SK

March 22, 1996